UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CAMBER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

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1415 Louisiana, Suite 3500

Houston, Texas 77002

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 11, 2020

 Dear Stockholders:

Camber Energy, Inc. (“we”, “us” or the “Company”) cordially invites you to attend our 2020 fiscal year annual meeting of stockholders. The meeting will be held on March 11, 2020, at 10:00 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002. At the meeting we will be considering and voting on the following matters:

1.             Electing three directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year;

2.             Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020;

3.             To consider a non-binding advisory vote on compensation of our named executive officers;

4.             To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers; and

5.             To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Stockholders who owned our common stock and Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), at the close of business on January 28, 2020 (the “Record Date”), may attend and vote at the meeting, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. A stockholders list will be available at our offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

The enclosed Proxy Statement is also available at https://www.iproxydirect.com/CEI. This website also includes copies of the form of proxy and the Company’s Form 10-K Annual Report to stockholders for the year ended March 31, 2019. Stockholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (210) 998-4035.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

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We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

January 31, 2020

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TABLE OF CONTENTS

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1415 Louisiana, Suite 3500

Houston, Texas 77002

PROXY STATEMENT

GENERAL INFORMATION

Camber Energy, Inc. (“Camber,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2020 fiscal year annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on March 11, 2020 at 10:00 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on January 31, 2020. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, as filed with the SEC on July 1, 2019 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Camber” and “Camber Energy, Inc.” refer specifically to Camber Energy, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the 2020 fiscal year annual meeting of stockholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

REVERSE STOCK SPLITS

Effective on December 24, 2018, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), affected a 1-for-25 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock. The reverse stock split was affected pursuant to the filing of a Certificate of Change pursuant to Nevada Revised Statutes Section 78.209, with the Secretary of State of the State of Nevada.

Additionally, pursuant to the authorization provided by the Company’s stockholders at the Company’s February 19, 2019, annual meeting (pursuant to which the Company’s stockholders granted authority to the Board of Directors, in its sole discretion, to determine whether to proceed with a reverse stock split and, if the Board of Directors so determined, to select the reverse stock ratio, in a ratio of between 1-for-5 and 1-for-25), the Board of Directors approved, on July 1, 2018, a 1-for-25 reverse stock split of the Company’s issued and outstanding shares of common stock, which went effective on July 8, 2019.

On October 28, 2019, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), filed a Certificate of Change with the Secretary of State of Nevada to affect a 1-for-50 reverse stock split of the Company’s (a) authorized shares of common stock (from 250,000,000 shares to 5,000,000 shares); and (b) issued and outstanding shares of common stock. The reverse stock split was effective on October 29, 2019. The effect of the reverse stock split was to combine every 50 shares of outstanding common stock into one new share, with a proportionate 1-for-50 reduction in the Company’s authorized shares of common stock, but with no change in the par value per share of the common stock. The result of the reverse stock split was to reduce, as of the effective date of the reverse stock split, the number of common stock shares outstanding from approximately 74.5 million shares to approximately 1.5 million shares (prior to rounding).

The information and disclosures set forth in this proxy statement have been retroactively adjusted to reflect the prior reverse stock splits.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board set January 28, 2020, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock or, Series C Preferred Stock, at the close of business on the record date, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. On the record date there were 5,000,000 shares of common stock issued and outstanding, and 2,294 shares of Series C Preferred Stock issued and outstanding (which have no voting rights at the annual meeting), voting in aggregate 5,000,000 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Five Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

●	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

●	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

●	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about January 31, 2020, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about January 31, 2020, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	For stockholders whose shares are registered in their own names, as an alternative to voting in person at the meeting, you may vote via the Internet, by fax, by telephone or, for those stockholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those stockholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, and the approval to adjourn the meeting, but not the election of directors, the vote to approve executive compensation or the vote to approve the frequency of future votes on executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the Proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board, “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020, “FOR” approval of the compensation of our named executive officers; “FOR” three years, for the frequency of future advisory votes on the compensation of our named executive officers; and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is 33% of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 – Election of directors.	The three nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.

Proposal 2 – Ratification of appointment of independent registered public accounting firm.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 – Non-binding advisory vote to approve and ratify the compensation of our named executive officers.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Proposal 4 – Non-binding advisory vote on the frequency of holding advisory votes on the compensation of our named executive officers.	The Board will consider the votes cast on each frequency option, and in particular, the frequency option which receives the most stockholder votes. The vote on this Proposal is non-binding.

Proposal 5 – Approval to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date. Holders of our Series C Preferred Stock have the right to cast no votes on the Proposals described above.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk.  Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, three directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. After identifying the members of our Board who are up for re-election in fiscal 2020 and reviewing the criteria that the Nominating and Governance Committee uses when evaluating director nominees, the Board nominated the three directors for election at the meeting based on the recommendation of the Nominating and Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Position	Date First Elected/Appointed as Director	Age
Robert Schleizer	Chief Financial Officer and Director	October 6, 2017	66
Fred Zeidman	Director	January 11, 2018	72
James G. Miller	Director	July 10, 2018	71

Directors

 Robert Schleizer, Chief Financial Officer And Director

Mr. Schleizer has served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors since October 6, 2017, and as Treasurer of the Company since January 9, 2018. Mr. Schleizer, has over 30 years of financial and operational experience serving private and public companies in financial and organization restructuring, crisis management, acquisitions and divestitures, and equity and debt financings across multiple industries. He is a co-founder of BlackBriar Advisors LLC, a business renewal and acceleration firm, where he has served as Managing Partner since 2010. Prior to BlackBriar, Mr. Schleizer served as Chief Financial Officer and Director for Xponential, Inc., a public holding company that owned 34 specialty finance and retail stores, from 2001 to 2013, and as a Managing Director for BBK, an international financial advisory, where he provided restructuring and refinancing financial advisory services. Mr. Schleizer holds a Bachelor of Science in Accounting from Arizona State University and is a Certified Insolvency Restructuring Advisor (“CIRA”) and Certified Turnaround Professional. Effective August 17, 2017, Mr. Schleizer was appointed as Interim Chief Financial Officer and principal accounting/financial officer of Enerjex Resources, Inc., a position he held until March 26, 2018.

Director Qualifications:

Mr. Schleizer has served as a director of many private and public companies in the past and his industry financial expertise makes him an asset to the Company and qualified to serve as director of the Company.

Fred S. Zeidman, Director

In December 2014, Mr. Zeidman was appointed as Chairman of Gordian Group LLC, a U.S. investment bank specializing in board level advice in complex, distressed or “story” financial matters. Mr. Zeidman currently serves as Director of External Affairs of MCNA Dental, lead Director of Straight Path Communications, Inc., Director REMA and Director Prosperity Bank in Houston. He was formerly Restructuring Officer of TransMeridian Exploration Inc. and Chief Bankruptcy Trustee of AremisSoft Corp.

Mr. Zeidman, Chairman Emeritus of the United States Holocaust Memorial Council was appointed by President George W. Bush in March 2002 and served in that position from 2002-2010. A prominent Houston based business and civic leader, Mr. Zeidman also is Chairman Emeritus of the University of Texas Health Science System Houston and Director and Chief Financial Officer of the Texas Heart Institute. He is on the board of the Development Corp of Israel (Israel Bonds) and served on the Board of the National World War II Museum.

Over the course of his distinguished 50 year career, Mr. Zeidman has been involved in numerous high-profile workouts, restructurings and reorganizations. He was the former CEO, President and Chairman of Seitel, Inc., a Houston-based onshore seismic data provider where he was instrumental in the successful turnaround of the Company. He held the post of Chairman of the Board and CEO of Unibar Corporation, the largest domestic independent drilling fluids company, until its sale to Anchor Drilling Fluids in 1992.

Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Master’s in Business Administration from New York University.

Director Qualifications:

The Board of Directors believes that Mr. Zeidman is highly qualified to serve as a member of the Board due to his significant experience serving as a director of public and private companies and institutions and his substantial understanding of the oil and gas industry in general.

James G. Miller, Director

Mr. Miller is a retired corporate executive, having served as president and CEO of several energy companies. He has previously served on the Board of Directors of companies listed on NYSE, NASDAQ and the Australian Stock Exchange. From 2009 until 2016, Mr. Miller served as a Director of Guardian 8 Holdings. From December 31, 2010 through March 2018, he was a Director of Enerjex Resources, Inc. (NYSE American), an oil and gas exploration and production company, and chaired the Audit Committee. In March 2018, Enerjex executed a merger which concluded his Board service.

He also served on the Board of Trustees of The Nature Conservancy, Missouri Chapter, for 16 years and is a past Board Chair.

Mr. Miller holds a BS in Electrical Engineering and an MBA in management from the University of Wisconsin-Madison.

Director Qualifications:

The Board of Directors believes that Mr. Miller is highly qualified to serve as a member of the Board due to his experience having served as president and CEO of several energy companies and serving on the Board of Directors of several publicly-traded companies.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Information Concerning the Board and its Committees

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have previously compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below). The Board annually appoints the executive officers of the Company and the executive officers serve at the discretion of the Board.

Executive Sessions of the Board

The independent members of the Board of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Risk Oversight

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Communicating with our Board

Stockholders may contact the Board about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Board and Committee Activity and Compensation

For the fiscal year ending March 31, 2019, the Board held nine meetings and took various other actions via the unanimous written consent of the Board and the various committees described below. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. All of the then current directors attended our fiscal year 2019 Annual Stockholder meeting held on February 19, 2019. The Company encourages, but does not require all directors to be present at annual meetings of stockholders.

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Fred Zeidman and Mr. James G. Miller are “independent” members of the Board, as defined in Section 803(A) of the NYSE American Company Guide. Committee membership and the functions of those committees are described below.

Board of Directors Committee Membership

	Audit Committee	Compensation Committee	Nominating and Governance Committee
Robert Schleizer
Fred S. Zeidman	M	C	C
James G. Miller	C	M	M

C - Chairman of Committee.

M – Member.

Audit Committee

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws as the Committee or the Board deems appropriate. The Audit Committee produces an annual report for inclusion in our proxy statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE American, the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board has determined that Mr. Fred Zeidman and Mr. James G. Miller are “independent,” and that Mr. Miller is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Miller has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

For the fiscal year ending March 31, 2019, the Audit Committee held no formal meetings, but took various actions via a unanimous written consent of the committee. The Audit Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.3 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

For the fiscal year ending March 31, 2019, the Compensation Committee held no formal meetings. The Compensation Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.5 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending individuals to the Board for nomination as members of the Board and its committees; (3) leading the Board in its annual review of the Board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board; (5) reviewing and recommending to the Board responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Nominating and Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NYSE American and SEC rules and regulations.

For the fiscal year ending March 31, 2019, the Nominating and Governance Committee held no formal meetings, but did take various actions via a unanimous written consent of the committee. The Nominating and Governance Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Commission on June 28, 2013.

Director Nominations Process. As described above, the Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Compensation of Directors.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended March 31, 2019.

Name	Fees Earned or Paid in Cash ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
Richard N. Azar II (1)	$—	$—	$—	$—
Fred S. Zeidman (2)	$37,666	$—	$—	$37,666
Donnie B. Seay (3)	$—	$—	$—	$—
James G. Miller (4)	$26,666	$—	$—	$26,666

The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)         Mr. Azar did not receive any additional compensation for his services on the Board of Directors separate than the amount he was paid for services as an officer of the Company during the periods that he served as both a director and officer of the Company, as disclosed in the “Named Executive Compensation Table”, below. Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

(2)         Mr. Zeidman resigned as a member of the Board of Directors on August 7, 2017 and was re-appointed as a member of the Board of Directors on January 11, 2018.

(3)         On July 10, 2018, Donnie B. Seay resigned as a member of the Board of Directors.

(4)         Effective July 10, 2018, James G. Miller was appointed as a member of the Board of Directors.

Vote Required

The three nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board recommends a vote “FOR” all three nominees to the Board.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Marcum LLP, independent registered public accounting firm (“Marcum”), to audit our consolidated financial statements for the fiscal year ending March 31, 2020. Marcum has been our independent registered public accounting since July 1, 2018, when Marcum merged with GBH CPAs, PC (“GBH”) who had served as our independent registered public accounting prior to that since September 29, 2015. We are asking the stockholders to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2020. Marcum was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Marcum and GBH. Representatives of Marcum do not plan to attend the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors, GBH, which combined its practice with Marcum effective July 1, 2018, and Marcum, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2019 and 2018, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2018 and 2017, were:

	2019	2018
Marcum	$104,500	$—
GBH CPAs, PC	$93,500	$140,500

Audit fees incurred by the Company were pre-approved by the Audit Committee.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee has considered the nature and amount of fees billed by GBH and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Marcum’s independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2019 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2019 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE

James G. Miller, Chairman

Fred S. Zeidman

Vote Required

The approval of the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2020 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of Marcum, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the ratification of appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Named Executive Officer Compensation” (beginning on page 22), and the accompanying compensation tables and narratives.

Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●

Competition Among Peers.  The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●

Accountability for Our Performance.  The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●

Accountability for Individual Performance.  In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2020 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in Proposal 4, below (beginning on page 18)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every one to three years at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

2017 Advisory Vote on Executive Compensation

We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (the “Say-On-Pay Proposal”) every three years. At the annual meeting of our stockholders held on March 22, 2017, stockholders holding 52.9% of the total shares eligible to be voted at the annual meeting, 98.3% of the shares voted at the annual meeting and cast on the proposal, voted in favor of our Named Executive Officers’ 2017 compensation. The Board and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory shareowner vote indicates strong support for our current compensation policies.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this proxy statement.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF

HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. Currently, advisory votes on the compensation of our named executive officers are held every three years. We believe that an advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote (i.e., a plurality of such votes) will be considered approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 Years” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is adopted by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

After the current vote on the frequency of holding advisory votes on executive compensation, the Company’s policy will be to provide stockholders with an opportunity to vote on the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2023 annual meeting of stockholders.

Vote Required

The Board will analyze the outcome of the advisory vote on the frequency of holding advisory votes on executive compensation. As this vote is non-binding, no specific level of required vote is needed to be obtained.

Board Recommendation

The Board recommends that you vote for “3 Years” for the frequency of holding advisory votes on executive compensation.

 PROPOSAL 5

ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the Proposals, our stockholders may also be asked to vote on the Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a stockholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Annual Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

OTHER INFORMATION

Principal Stockholders

The following table presents certain information as of January 28, 2020, as to:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the Named Executive Officer Compensation table, beginning on page 22, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 5,000,000 shares of common stock outstanding as of January 28, 2020.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Stockholder	Number of Shares of Common Stock	Percent of Common Stock
Executive Officers and Directors
Louis G. Schott	—	—%
Robert Schleizer	—	—%
Fred S. Zeidman	—	—%
James G. Miller	—	—%
Anthony C. Schnur (+)(1)	1	* %
Richard N. Azar II (+)(2)	7	* %
Paul A. Pinkston (+)(3)	—	—%
All Executive Officers and Directors as a Group (Four Persons)	—	—%

Greater than 5% Stockholders

Discover Growth Fund (4)	499,500	9.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock.

(+) Named Executive Officer who no longer has any affiliation or contact with the Company. Information disclosed is based solely on our review of our record stockholders’ list, without independent verification, and including for purposes of the table above, ownership only in the name of the applicable holder and those entities which the holder is listed as a contact person for. The applicable stockholder may actually beneficially own more or less shares than as disclosed above.

(1) Address: 9 Silverstrand Place, the Woodlands, Texas 77381.

(2) Address: P.O. Box 6172 San Antonio, Texas 78209.

(3) Address: 8407 Hatton Street, Houston, Texas 77025.

(4) 103 South Church Street, 4th Floor, Grand Cayman KYI-002, Cayman Islands. The holder holds 2,294 shares of Series C Redeemable Convertible Preferred Stock; provided that the Company may not issue shares which, when aggregated with all other shares of common stock then deemed beneficially owned by the holder, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance. To the best of the Company’s knowledge, David Sims has voting and dispositive control over the securities held by Discover Growth Fund.

Executive Officers

All of our executive officers are listed in the following table:

Name	Age	Position
Louis G. Schott	53	Interim Chief Executive Officer
Robert Schleizer	66	Chief Financial Officer, Treasurer, Secretary and Director

Louis G. Schott, Interim Chief Executive Officer

Mr. Schott has served as the Interim Chief Executive Officer of the Company since May 25, 2018. Mr. Schott has over 25 years of legal and business experience with 20 years in the oil and gas industry, including a strong background in restructuring, mergers and acquisitions, public company regulations and requirements, title, energy finance, business development, general negotiations and land. Mr. Schott’s recent restructuring experience includes restructurings within and outside of bankruptcy and both public, traded on the TSX and NYSE American, and private entities.

Prior to being engaged as Interim Chief Executive Officer of the Company, Mr. Schott served as an advisor to the Company (a position he held between December 2017 and the date he was appointed as Interim Chief Executive Officer, May 25, 2018) and is also an advisor to other companies in various stages of growth.

Mr. Schott was recently the Interim Chief Executive Officer of EnerJex Resources, Inc., a Nevada corporation listed on the NYSE American (“EnerJex”), a position which he held from February 2017 to March 2018. As CEO, he led restructuring efforts, cost reductions and the successful completion of a merger between EnerJex and a privately held company (AgEagle Aerial Systems, Inc.).

Mr. Schott was previously General Counsel and Treasurer of TexOak Petro Holdings LLC (“TexOak”) and its subsidiaries including Equal Energy (“Equal”), from 2009 through August 2016, where he actively performed all legal functions, including corporate structure and governance, negotiation of oil and gas acquisitions and divestitures, drafting review and certification of all corporate and financial documents, legal and land due diligence, corporate finance, litigation management, risk management, insurance, corporate policies, and human resource management. At TexOak, Mr. Schott successfully managed two mergers including the merger with Equal, a Canadian public company dually listed on the New York Stock Exchange and the Toronto Stock Exchange and Equal’s subsequent privatization and redomestication. Mr. Schott was also instrumental in working with the CEO and the Board in guiding Petroflow’s predecessor through restructuring and bankruptcy emerging as a private company with no debt and capital to grow.

Prior to joining TexOak’s subsidiary, Petroflow, in 2005, Mr. Schott served in various senior roles with TDC Energy (“TDC”) from 1996 through 2005. Prior to TDC, Mr. Schott was an oil and gas attorney with Liskow & Lewis in New Orleans.

Mr. Schott is a graduate of Tulane University with an MBA and a Juris Doctorate. Mr. Schott is also a non-practicing unlicensed Certified Public Accountant.

Robert Schleizer, Chief Financial Officer and Director

Mr. Schleizer’s biographical information is presented above in Proposal 1, beginning on page 7.

Named Executive Officer Compensation

The following table sets forth information concerning the compensation of our interim Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the most highly compensated executive officer other than the CEO and CFO who was serving as an executive officer of the Company at the end of March 31, 2019 and 2018 (the Company did not have any executive officers other than its CEO and CFO as of March 31, 2019), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Consulting Fees/Salary		Bonus	Stock Awards	All Other Compensation		Total
Louis G. Schott	2019	$300,000	(d)	$25,000	$—	$33,120		$358,120
Interim Chief Executive Officer (1)

Richard N. Azar II	2019	$90,000	(a)	$—	$—	$214,000		$304,000
Former Chief Executive Officer (2)	2018	$175,000	(a)	$—	$—	$—		$175,000

Robert Schleizer	2019	$200,000	(b)	$—	$—	$26,666	(b)	$226,666
Chief Financial Officer (3)	2018	$100,000	(b)	$—	$—	$—		$100,000

Anthony C. Schnur (4)	2019	$—		$—	$—	$79,000		$79,000
Former Chief Executive Officer	2018	$78,653		$—	$11,000	$93,000	(c)	$182,653

Paul A. Pinkston (5)	2018	$21,135		$—	$6,250	$—		$27,385
Former Chief Accounting Officer

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(a)         Includes $90,000 paid to McClowd Dynamics, Ltd. (an entity which Mr. Azar owns and controls) in fiscal 2019 and $105,000 of fees paid to McClowd Dynamics, Ltd. in fiscal 2018.

(b)         Mr. Schleizer is the Managing Partner of BlackBriar Advisors LLC (“BlackBriar”). In addition to financial management, BlackBriar provides accounting, treasury, administrative and financial reporting services to the Company. Total fees paid by the Company to BlackBriar during the years ended March 31, 2019 and 2018 were $713,000 and $721,000, respectively, of which Mr. Schleizer attributed $200,000 to his services as Chief Financial Officer. Mr. Schleizer also received director’s fees for the year ended March 31, 2019 of $26,666.

(c)         Represents payments made under the Severance Agreement, discussed above, including stock consideration.

(d)         Mr. Schott works on a consulting basis through Fides Energy LLC.

(1)         Mr. Schott has served as the Interim Chief Executive Officer of the Company since May 25, 2018.

(2)         From June 2, 2017 to May 25, 2018, Mr. Richard N. Azar II served as the Interim Chief Executive Officer (through January 9, 2018) and then Chief Executive Officer of the Company. On December 28, 2017, the Board approved compensation of $10,000 per month to Mr. Azar for services which he rendered over the last seven months of calendar 2017, and compensation of $35,000 per month beginning in January 2018, for future services as CEO, which services as CEO were terminated in May 2018. Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

(3)         Mr. Schleizer has served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors since October 6, 2017, and as Treasurer of the Company since January 9, 2018.

(4)         Effective on June 2, 2017, Anthony C. Schnur resigned as Chief Executive Officer and as a member of the Board of Directors of the Company.

(5)        During the year ended March 31, 2018, Mr. Pinkston was issued a net of 14 shares of common stock after the payment of taxes under the Company’s 2014 Stock Incentive Plan (the “2014 Plan”). The Company recorded $25,000 for shares issued to Mr. Pinkston. Mr. Pinkston, tendered his resignation as the Company’s Chief Accounting Officer and principal financial officer and principal accounting officer on May 23, 2017, to be effective as of June 8, 2017.

Employment Agreements

We do not currently have any employment agreements in place with our executive officers.

Severance Agreement

Anthony C. Schnur

Effective on June 2, 2017, Mr. Anthony C. Schnur’s employment as Chief Executive Officer of the Company was terminated. In connection with such termination, the Company entered into a severance agreement with Mr. Schnur, which provided (as amended), for Mr. Schnur to be issued 1 share of common stock and the payment of $168,000 in total compensation (payable over time). The payments owed as of March 31, 2018 of $79,025 were accrued and included in Accrued Expenses on the balance sheet. The Settlement Shares were issued in February 2018. During the year ended March 31, 2019, the Company paid all remaining amounts to Mr. Schnur pursuant to the original settlement. The Company and Mr. Schnur entered into an amendment to the severance agreement on April 8, 2019, pursuant to which the Company paid Mr. Schnur $10,000 in lieu of the payment of payroll taxes on amounts previously paid to Mr. Schnur under the original settlement.

Service Agreement

On April 27, 2017, we entered into a service agreement (the “Service Agreement”), effective on May 1, 2017, with Enerjex Resources (“Enerjex”), whose CEO at the time was Louis G. Schott, our current Interim Chief Executive Officer, to outsource the management of our back-office functions for a fixed monthly fee. Under the terms of the Service Agreement, Enerjex was responsible for performing all back-office services for the Company, including all data entry and bookkeeping, financial reporting, management reporting, reserve reporting, SEC compliance, audits, filings, and any other services required to maintain the Company’s good standing with all local, state, and federal laws. Enerjex was not responsible for any field operations, including drilling, operating or maintaining any wells or leases, of the Company under the terms of the Service Agreement. Enerjex received a fee of $150,000 per month for services rendered, plus any pre-approved out-of-pocket travel expenses. The monthly fee could be reduced to the extent the Company retained employees to perform certain of the functions contemplated to be performed by Enerjex. Effective December 4, 2017, Enerjex and the Company mutually agreed to terminate the Service Agreement. Robert Schleizer, who was appointed as the Interim Chief Financial Officer and principal accounting officer of the Company on June 2, 2017, was compensated through the fees paid by the Company under the Service Agreement. Mr. Schott was personally paid $192,500 under the Service Agreement.

Separation and Release Agreement

Effective on May 25, 2018, Richard N. Azar II resigned as Chief Executive Officer of the Company. Pursuant to a Separation Agreement entered into with Mr. Azar, he released the Company from claims in connection with various employment related statutes and laws and the Company agreed to pay him a severance payment of $150,000 and to grant him warrants to purchase 32 shares of the Company’s common stock at an exercise price of $12,187.50 per share.

Engagement Agreement

Effective upon Mr. Azar’s resignation, the Board of Directors of the Company appointed Mr. Louis G. Schott as Interim Chief Executive Officer of the Company. In connection with Mr. Schott’s appointment as Interim Chief Executive Officer of the Company, the Company entered into an engagement letter with Fides Energy LLC (“Fides”). Pursuant to the letter, Fides agreed to supply Mr. Schott’s services to the Company as Interim Chief Executive Officer and we agreed to pay Fides $25,000 per month for the use of Mr. Schott’s services. The agreement can be terminated by either party with 90 days’ notice and terminates automatically upon the death of Mr. Schott. Pursuant to the agreement, Mr. Schott is also eligible to receive bonus compensation at the discretion of the Board of Directors.

Letter Agreement

Effective on December 1, 2017, the Company entered into a letter agreement with BlackBriar Advisors LLC (“BlackBriar”), pursuant to which BlackBriar agreed to provide advisory and accounting services to the Company and to make Mr. Robert Schleizer available to the Company as the Company’s Chief Financial Officer. In consideration for such services, the Company agreed to pay BlackBriar a fee of $40,000 per month, and to reimburse BlackBriar for reasonable customary and necessary expenses including for travel and related costs. BlackBriar is also eligible for bonuses in the discretion of the Compensation Committee of the Company. The letter agreement includes customary indemnification obligations and can be terminated at any time upon written notice of either party.

Outstanding Equity Awards at Fiscal Year End

None of our Named Executive Officers had any stock options or stock awards outstanding as of March 31, 2019.

Incentive Compensation Plans

The Company stockholders approved the 2014 Stock Incentive Plan (as amended to date, the “2014 Plan”) at the annual stockholder meeting held on February 13, 2014, which has since been amended. The 2014 Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Plan.

The Company stockholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan”) at the annual stockholder meeting held on December 16, 2011. The 2012 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Incentive Plan.

The Company stockholders approved the Lucas Energy, Inc. 2010 Long Term Incentive Plan (“2010 Incentive Plan” or ”2010 Plan”) at the annual stockholder meeting held on March 30, 2010. The 2010 Incentive Plan provides the Company with the ability to offer (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board) to employees, consultants and contractors as performance incentives.

As a result of the reverse stock splits described above, the number of shares of common stock authorized for initial issuance or grant, under the 2010 Incentive Plan, 2012 Incentive Plan and 2014 Incentive Plan are nominal. Moving forward the Company does not anticipate making any further awards under the 2010 Incentive Plan, 2012 Incentive Plan or 2014 Incentive Plan.

The Plans are administered by the Compensation Committee and/or the Board in its discretion (the “Committee”). The Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding those in column (a))
Equity compensation plans approved by the security holders	2	$40,429,700	2,000
Equity compensation plans not approved by the security holders	—	—	—
Total	2	$40,429,700	2,000

(a)

Includes any compensation plan and individual compensation arrangement of the Company under which equity securities of the Company are authorized for issuance to employees, or non-employees including directors, consultants, advisors, vendors, customers, suppliers or lenders in exchange for consideration in the form of goods or services, as of March 31, 2019.

(b)	Includes the weighted average exercise price of outstanding options, warrants, and rights identified in (a).

Description of Capital Stock

The total number of shares of all classes of stock that we have authority to issue is 15,000,000, consisting of 5,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of the Record Date, we had (i) 5,000,000 shares of common stock outstanding, (ii) 2,000 designated shares of Series A Convertible Preferred Stock, none of which were outstanding, (iii) 600,000 designated shares of Series B Redeemable Convertible Preferred Stock, none of which were outstanding, (iv) 5,000 designated shares of Series C Preferred Stock, 2,294 of which were outstanding; (v) 50,000 designated shares of Series D Convertible Preferred Stock (“Series D Preferred Stock”), of which no shares were outstanding; (vi) 1,000,000 designated shares of Series E Preferred Stock, none of which were outstanding; and (vii) 16,750 designated shares of Series F Preferred Stock, none of which were outstanding.

Common Stock

Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. Each stockholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

The presence of the persons entitled to vote 33% of the outstanding voting shares on a matter before the stockholders shall constitute the quorum necessary for the consideration of the matter at a stockholders meeting.

The vote of the holders of a majority of the votes cast on the matter at a meeting at which a quorum is present shall constitute an act of the stockholders, except for the election of directors, who shall be appointed by a plurality of the shares entitled to vote at a meeting at which a quorum is present. The common stock does not have cumulative voting rights, which means that the holders of a majority of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

Preferred Stock

Subject to the terms contained in any designation of a series of preferred stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of preferred stock:

1)

The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

3)

The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

4)

Whether the shares of such class or series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

5)

The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

6)

Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

7)

Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

8)

The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of the common stock or shares of stock of any other class or any other series of the same class;

9)

The conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

10)

The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of preferred stock as to the payment of dividends, the distribution of assets and all other matters;

11)

Facts or events to be ascertained outside the articles of incorporation of the Company, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment; and

12)

Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of our articles of incorporation, as amended, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Series C Redeemable Convertible Preferred Stock

Holders of the Series C Preferred Stock are entitled to cumulative dividends in the amount of 24.95% per annum (adjustable up to 34.95% if a trigger event, as described in the designation of the Series C Preferred Stock occurs), payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion, provided that upon any redemption, conversion, or maturity, seven years of dividends are due and payable on such redeemed, converted or matured stock. The Series C Preferred Stock ranks senior to the common stock and pari passu with respect to our Series B Preferred Stock. The Series C Preferred Stock has no right to vote on any matters, questions or proceedings of the Company including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all of the Company’s property, business and undertakings; and (f) during the winding-up of the Company.

The Series C Preferred Stock may be converted into shares of common stock (“Conversion Shares”) at any time at the option of the holder, or at our option if certain equity conditions (as defined in the certificate of designation for the Series C Preferred Stock), are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted an amount, in cash or stock at our sole discretion, equal to the dividends that such shares would have otherwise earned if they had been held through the maturity date (i.e., seven years), and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the applicable Conversion Price of $162.50 per share.

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable. Specifically, the conversion rate of such premiums and dividends equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $62.50 per share of common stock, unless a trigger event has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period, less $62.50 per share of common stock not to exceed 85% of the lowest sales prices on the last day of such the Measuring Period, less $62.50 per share. Notwithstanding the above, in no event will the value of the common stock pursuant to the foregoing be below the par value per share of the common stock ($0.001). The “Measuring Period” is the period beginning, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, before the applicable notice has been provided regarding the exercise or conversion of the applicable security, and ending, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, after the applicable number of shares stated in the initial exercise/conversion notice have actually been received into the Investor’s designated brokerage account in electronic form and fully cleared for trading. Trigger events are described in the designation of the Series C Preferred Stock, but include items which would typically be events of default under a debt security, including filing of reports late with the SEC.

The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of common stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other preferred stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock, or (ii) Rule 144 under the Securities Act is available for the immediate unrestricted resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock.

The Series C Preferred Stock is subject to a beneficial ownership limitation, which prevents any holder of the Series C Preferred Stock from converting such Series C Preferred Stock into common stock, if upon such conversion, the holder would beneficially own greater than 9.99% of our outstanding common stock.

Certain Relationships and Related Transactions

Related Party Transactions

There have been no other transactions between us and any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, or any member of the above referenced individual’s immediate family, since the beginning of the Company’s last fiscal year, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which we had or will have a direct or indirect material interest, except as set forth below or otherwise disclosed above under “Named Executive Officer Compensation”, beginning on page 22, “Severance Agreement”, “Service Agreement”, Separation and Release Agreement”, “Engagement Agreement”, and “Letter Agreement”, beginning on page 23, which information, as applicable, is incorporated by reference into this “Certain Relationships and Related Transactions” section.

On August 25, 2016, the Company, as borrower, and Richard N. Azar II, our former Chief Executive Officer and former director (“Azar”), Donnie B. Seay, our former director, Richard E. Menchaca, RAD2, DBS Investments, Ltd. (“DBS”, controlled by Mr. Seay) and Saxum Energy, LLC (“Saxum”, which is controlled by Mr. Menchaca), as guarantors (collectively, the “Guarantors”, all of which were directly or indirectly sellers pursuant to the terms of the December 31, 2015 Asset Purchase Agreement (the “Sellers”)), and International Bank of Commerce (“IBC” or “IBC Bank”), as Lender (“Lender”), entered into a Loan Agreement.

Pursuant to the Loan Agreement, the Lender loaned the Company $40 million, evidenced by a Real Estate Lien Note in the amount of $40 million. The Company was required to make monthly payments under the note equal to the greater of (i) $425,000; and (ii) fifty percent (50%) of our monthly net income. The note accrued annual interest at 2% above the prime rate then in effect, subject to a minimum interest rate of 5.5% per annum. The note was due and payable on August 25, 2019. Payments under the note were subject to change as the interest rate changes in order to sufficiently amortize the note in 120 monthly installments. The Company had the right, from time to time and without penalty to prepay the note in whole or in part, subject to the terms thereof.

As of March 31, 2017, the Company was not in compliance with certain covenants of the loan agreement, including requiring the Company to maintain a net worth of $30 million, and the balance of the loan due to IBC of $38.3 million (less unamortized debt issuance costs of approximately $2.2 million), was recognized as a short-term liability on the Company’s balance sheet as of March 31, 2017. The Company has also recognized approximately $30,000 in accrued interest as of March 31, 2017.

On September 8, 2017, the Company received a Notice of Default and Opportunity to Cure (the “Notice”) from IBC, stating that the Company was in default under its loan due to failing to make a required $425,000 loan payment on August 25, 2017 (the “Payment Default”). The Notice was also sent to the guarantors under the Loan Agreement. The Notice also cited the Company for several covenant defaults including exceeding a cap on monthly general and administrative expenses; falling below $30 million of net worth; failing to comply with certain post-closing covenants regarding the assignment of certain oil and gas interests, the execution of certain supplemental mortgages and the completion of certain curative title requirements; failing to pay costs and expenses required pursuant to the terms of the Loan Agreement; failing to meet the requirements of a cash flow test as described in greater detail in the Loan Agreement; and exceeding the loan to value determination provided for in the Loan Agreement. In order to cure the Payment Default described in the Notice, the Company was required to pay $425,000, as well as any attorney’s fees and/or late fees as determined by IBC, on or before September 18, 2017, which amount was not paid and to cure the covenant defaults, which covenant defaults were not cured.

Pursuant to extension agreements entered into with IBC, in or around December 2017 and January 2018, (a) IBC agreed to waive the Company’s obligation to make the August 30, 2017, $425,000 monthly principal payment originally due under the IBC loan; (b) the Company confirmed the amount outstanding under the IBC loan ($37,443,308 as of each extension); (c) IBC agreed that interest only payments would be due on September 30, 2017, October 30, 2017, November 30, 2017 and December 31, 2017, with principal payments of $425,000 per month to begin thereafter, which principal payments were not made; (d) the parties agreed that the amounts owed to IBC were payable on demand, provided that if no demand was made, such amounts would be payable by way of monthly payments of $425,000 of principal, plus accrued interest, with the remaining amount owed to IBC due at maturity (August 25, 2019); (e) that the amount owed to IBC will accrue interest at the rate of 2% per annum above the prime rate, subject to a floor of 5.5% (currently 6.25% per annum); (f) if the Company fails to make any payment due to IBC within 10 days of its due date, IBC is due a late payment of 5% of the amount past due (subject to a minimum of $10 and a maximum of $1,500 per late payment); and (g) the Company and the guarantors of the IBC loan released IBC from any claims against IBC as of the date of each of such extensions.

N&B Energy Asset Disposition Agreement

On July 12, 2018, the Company entered into an Asset Purchase Agreement (the “Sale Agreement”), as seller, with N&B Energy, LLC (“N&B Energy”) as purchaser, which entity is affiliated with Richard N. Azar II, the Company’s former Chief Executive Officer and former director, and Donnie B. Seay, the Company’s former director. Pursuant to the Sale Agreement, the Company agreed to sell to N&B Energy a substantial portion of its assets, including all of the assets acquired pursuant to the terms of the December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”, which entity is controlled by Mr. Azar) and certain other more recent acquisitions, other than the production payment and overriding royalty interests discussed below (the “Disposed Assets”). In consideration for the Disposed Assets, N&B Energy agreed to pay the Company $100 in cash, to assume all of the Company’s obligations and debt owed under its outstanding loan agreement with IBC, which had a then outstanding principal balance of approximately $36.9 million and Segundo agreed to enter into the Segundo Settlement, described below.

Segundo Settlement

On July 12, 2018, the Company entered into a Compromise Settlement Agreement and Mutual Release with Segundo, which is owned and controlled by Mr. Azar, in partial consideration for N&B Energy agreeing to enter into the Sale Agreement (discussed below). Pursuant to the Segundo Settlement, Segundo surrendered 1 share of common stock valued at $1,191,875 per share as of the effective date of the closing of the acquisition contemplated by the December 31, 2015 Asset Purchase Agreement (which closing effective date was April 1, 2016) for cancellation (which cancellation occurred in October 2018), and released the Company from any and all claims which Segundo previously alleged were owed under the terms of the December 31, 2015 Asset Purchase Agreement. The Company and Segundo also provided each other full releases in connection with the December 31, 2015 Asset Purchase Agreement and Segundo agreed to indemnify the Company and hold it harmless against any claims made by the other sellers under the December 31, 2015 Asset Purchase Agreement.

First Amendment to Sale Agreement

Also on August 3, 2018, the Company and N&B Energy entered into a First Amendment to Asset Purchase Agreement (the “First Amendment”), which amended the terms of the Sale Agreement to (a) modify, clarify and replace certain of the exhibits to the original Sale Agreement, including the terms of the overriding royalty interests and production payment agreed to be granted to the Company as part of such Sale Agreement; (b) amend the Sale Agreement to remove the requirement that the Company obtain stockholder approval prior to the closing of such Sale Agreement; and (c) include a deadline of August 31, 2018 for N&B Energy’s due diligence under the Sale Agreement.

Additionally, in order to avoid the significant time required to file a proxy statement with the Securities and Exchange Commission, clear comments with the Securities and Exchange Commission, hold a meeting and obtain stockholder approval, and because such stockholder approval was not required pursuant to applicable law or the rules of the NYSE American, the Company’s management determined to not seek stockholder approval, but to instead seek a third-party opinion as to the fairness of the transaction to the Company’s stockholders.

Second Amendment to Sale Agreement

On September 24, 2018, the Company, N&B Energy and CE Operating, LLC, the Company’s wholly-owned subsidiary (“CE Operating”), entered into a Second Amendment to Asset Purchase Agreement (the “Second Amendment”), which amended the terms of the Sale Agreement. Pursuant to the Second Amendment, the Company, N&B Energy and CE Operating agreed (a) to clarify that all of the representations of the Company made in the Sale Agreement relating to portions of the Disposed Assets held in the name of CE Operating shall be deemed made by CE Operating and not the Company and that CE Operating shall be deemed a party to the Sale Agreement, solely in order to make such representations; and (b) to extend the deadline for closing the transactions contemplated by the Sale Agreement to September 26, 2018, or such other date as the Company and N&B shall agree upon in writing.

Assumption Agreement

On September 26, 2018, the Company entered into an Assumption Agreement (the “Assumption Agreement”) with IBC Bank; CE Operating; N&B Energy, which entity is affiliated with Richard N. Azar, II, the Company’s former Chief Executive Officer and former director (“Azar”), and Donnie B. Seay, the Company’s former director (“Seay”); Azar; RAD2 Minerals, Ltd., an entity owned and controlled by Azar (“RAD2”); Seay; and DBS Investments, Ltd., an entity owned and controlled by Seay. Azar, Seay, RAD2, and DBS are collectively referred to as the “Guarantors”.

Pursuant to the Assumption Agreement, N&B Energy agreed to assume all of the Company’s liabilities and obligations owed to IBC Bank under the Company’s prior note, loan agreement and related documents with IBC Bank (the “Loan Documents”), the amount due under and in connection which was secured by (a) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 25, 2016, covering all of the Company’s right, title and interest in and to certain oil, gas and mineral leases and/or minerals, mineral interests and estates located in Lincoln, Payne, and Logan Counties, Oklahoma; (b) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 1, 2018, covering all of the Company’s right, title, and interest in and to certain oil, gas, and mineral leases and/or mineral interests and estates located in Okfuskee County, Oklahoma (collectively, the “Orion Interests”); and (c) the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 25, 2016, covering the Company’s mineral interests located in Glasscock County, Texas (collectively, the “West Texas Properties”).

Additionally, pursuant to the Assumption Agreement, IBC Bank approved the transactions contemplated by the Sale Agreement and the assumption by N&B Energy of all of the amounts and liabilities which the Company owed to IBC Bank (the “IBC Obligations”) and N&B Energy agreed to assume all of the IBC Obligations. Finally, pursuant to the Assumption Agreement, IBC Bank released and forever discharged the Company and CE Operating and each of their current and former officers, directors, and stockholders, from all covenants, agreements, obligations, claims and demands of any kind, whether in law or at equity, which IBC Bank then had, arising out of or related to the amounts which the Company owed to IBC Bank under the Note, Loan Agreement or mortgages and/or under such documents or agreements, and further agreed to release the lien which IBC Bank then held on the West Texas Properties.

N&B Energy Sale Agreement Closing

On September 26, 2018, the transactions contemplated by the Sale Agreement closed and N&B Energy assumed all of the IBC Obligations (pursuant to the Assumption Agreement described above) and paid the Company $100 in cash, and the Company transferred ownership of the Disposed Assets to N&B Energy.

Notwithstanding the sale of the Disposed Assets, the Company retained its assets in Glasscock County and Hutchinson Counties, Texas and also retained a 12.5% production payment (effective until a total of $2.5 million has been received); a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset; and retained an overriding royalty interest on certain other undeveloped leasehold interests, pursuant to an Assignment of Production Payment and Assignment of Overriding Royalty Interests.

The effective date of the Sale Agreement was August 1, 2018. The Assets were assigned “as is” with all faults.

As a result of the Assumption Agreement and the Sale Agreement, the Company reduced its liabilities by $37.9 million and its assets by approximately $12.1 million.

Discover Transactions

On October 5, 2017, the Company and Discover Growth Fund, an institutional investor (the “Investor”) and a greater than 5% stockholder of the Company, entered into a Stock Purchase Agreement, amended on March 2, 2018 (as amended, the “October 2017 Purchase Agreement”) pursuant to which the Company agreed to sell, pursuant to the terms thereof, 1,683 shares of our Series C Redeemable Convertible Preferred Stock (the “Series C Preferred Stock”) for $16 million (a 5% original issue discount to the face value of such shares), subject to certain conditions set forth therein.

During the years ended March 31, 2019 and 2018, the Company sold 1,577 and 738 shares of Series C Preferred Stock pursuant to the terms of the October 2017 Purchase Agreement, October 2018 Purchase Agreement (discussed and defined below) and November 2018 Purchase Agreement (discussed and defined below), for total consideration of $15 million and $7 million, respectively.

During the years ended March 31, 2019 and 2018, the Investor converted 404 and 10 shares of the Series C Preferred stock with a face value of $4.04 million and $0.1 million and was issued shares of common stock and additional shares of common stock in dividend premium shares.

During the nine months ended December 31, 2019, Discover Growth Fund LLC (“Discover”) and Discover Growth Fund (“Discover Growth”) converted 1 and 10 shares of the Series C Preferred Stock with a face value of $10,000 and $1,000,000, respectively, and a total of 65,479 shares and 4.6 million shares of common stock were issued, respectively, which includes additional shares for conversion premiums.

From January 1, 2020 to the date of this Proxy Statement, Discover Growth has not converted any additional shares of the Series C Preferred Stock.

As of the date of this Proxy Statement the holders of the Series C Preferred Stock are still due approximately 56 billion shares of common stock upon the conversion of the outstanding Series C Preferred Stock, when including conversion premiums thereon.

On April 6, 2016, the Company entered into a Securities Purchase Agreement with Discover, pursuant to which the Company issued a redeemable convertible subordinated debenture, with a face value of $530,000, initially convertible into shares of common stock at a conversion price equal to $101,562.50 per share. The debenture matures in seven years and accrues interest at a rate of 6.0% per annum. Due to the prior decline in the price of our common stock and that a trigger event occurred on June 30, 2016 as a result of the delay in filing our Annual Report on Form 10-K for the year ended March 31, 2016, the premium rate on the debenture increased from 6% to 34% and the conversion discount became (a) 85% of the lowest daily volume weighted average price during the measuring period (60 days prior to and 60 days after the last date that Discover receives the last of the shares due), less $78,125 per share of common stock which resulting value is not to exceed (b) 85% of the lowest sales price on the last day of such period less $78,125 per share.

On October 31, 2018, Discover converted the entire $495,000 remaining balance of principal owed under the terms of a convertible debenture, into an aggregate of 642 shares of common stock, including 5 shares of common stock issuable upon conversion of the principal amount thereof (at a conversion price of $101,562.50 per share), and 637 shares in connection with conversion premiums due thereon (at an initial conversion price, as calculated as provided in such debenture, of $1,912.50 per share). A total of 80 of such shares were issued to Discover in connection with the initial conversion and the remaining shares were held in abeyance subject to Discover’s 9.99% ownership limitation, to be issued from time to time, at the request of Discover. Subsequent to the October 31, 2018 conversion date, Discover was due an additional 38,116 shares of common stock in connection with true ups associated with the original issuance, as a result of the conversion price of the conversion premiums falling to $31.25 per share pursuant to the terms of the convertible debenture, all of which shares have been issued to date.

October 2018 Purchase Agreement

On October 29, 2018 and effective October 26, 2018, we and the Investor, entered into a Stock Purchase Agreement (as amended from time to time, the “October 2018 Purchase Agreement”).

Under the terms of the October 2018 Purchase Agreement, the Investor purchased 369 shares of Series C Preferred Stock on the closing date of the agreement, October 29, 2018, for $3.5 million.

Pursuant to the October 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the October 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the October 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The October 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

November 2018 Purchase Agreement

On November 23, 2018 and effective November 23, 2018, we and the Investor entered into a Stock Purchase Agreement, which was amended on December 3, 2018 (as amended to date, and from time to time, the “November 2018 Purchase Agreement”).

Under the terms of the November 2018 Purchase Agreement, the Investor purchased 263 shares of Series C Preferred Stock, in consideration for $2.5 million on December 4, 2018.

Pursuant to the November 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the November 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the November 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The November 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

Related Party Office Space Use

The entity which has provided the use of the Company’s Chief Financial Officer is providing our office space without charge to the Company.

Securities Exchange Agreement and Termination Agreement

In connection with an Agreement and Plan of Merger entered into on July 9, 2019, the Company entered into (a) a Security Exchange Agreement dated July 8, 2019 (the “Exchange Agreement”), by and between the Company and Discover Growth Fund LLC (“Discover”); and (b) a Termination Agreement dated July 8, 2019, by and between the Company and Discover Growth Fund (“Discover Growth”), both of which agreements have since terminated prior to any transactions contemplated thereunder becoming effective as a result of the Redemption Agreement (discussed below).

Redemption Agreement

On December 31, 2019 (the “Effective Date”), we entered into, and closed the transactions contemplated by, a Preferred Stock Redemption Agreement (the “Redemption Agreement” and the redemption contemplated thereby, the “Redemption”), by and between the Company, Lineal Star Holdings, LLC, the Company’s wholly-owned subsidiary at the time of the entry into the Redemption Agreement (“Lineal”), Lineal’s wholly-owned subsidiaries, and the holders of the Company’s Series E Redeemable Convertible Preferred Stock (“Series E Preferred Stock”) and Series F Redeemable Preferred Stock (“Series F Preferred Stock”, and the holders of the Series E Preferred Stock and Series F Preferred Stock, the “Preferred Holders”).

As previously disclosed in the Current Report on Form 8-K/A filed by the Company with the Securities and Exchange Commission on July 10, 2019 (the “July 2019 Form 8-K/A”), effective on July 9, 2019, the Company had acquired 100% ownership of Lineal from the Preferred Holders, then members of Lineal, in consideration for 1,000,000 shares of Series E Preferred Stock and 16,750 shares of Series F Preferred Stock, pursuant to the terms of an Agreement and Plan of Merger entered into on July 9, 2019 (the “Merger”).

The certificate of designations providing for the rights and preferences of the Series E Preferred Stock and Series F Preferred Stock allowed for certain rights of the Preferred Holders, including, in certain cases, the redemption, at the option of the Preferred Holders, of all shares of Series E Preferred Stock and Series F Preferred Stock, for 100% of the outstanding interests of Lineal held by the Company.

Pursuant to the Redemption Agreement, the parties thereto mutually agreed to unwind the Merger and allow for the redemption in full of Lineal by the Preferred Holders. The mutual determination to move forward with such redemption transaction was due partially to the fact that Lineal has, since the date of the Merger, been unable to complete a further acquisition or combination which would allow the post-Merger combined company to meet the initial listing standards of the NYSE American. This was a requirement to the Company having to seek shareholder approval for the terms of the Series E Preferred Stock (including the voting rights (i.e., the right, together with the Series F Preferred Stock, to vote 80% of the Company’s voting shares) and conversion rights (i.e., the right to convert into between 67-70% of the Company’s post-shareholder approval capitalization) associated therewith). Consequently, and because no definitive timeline was able to be established for when the Company believed it would meet the NYSE American initial listing standards and consequently, when shareholder approval would be sought or received for the terms of the Series E Preferred Stock and Series F Preferred Stock, the Preferred Holders and the Company determined it was in their mutual best interests to unwind the Merger by way of the Redemption.

Pursuant to the Redemption Agreement, effective as of December 31, 2019, each holder of Series E Preferred Stock transferred such Series E Preferred Stock to Camber in consideration for their pro rata share (except as discussed below in connection with the Series F Preferred Stock holder, who was also a holder of Series E Preferred Stock) of 100% of the Common Shares of Lineal and the holder of the Series F Preferred Stock transferred such Series F Preferred Stock (and such Series E Preferred Stock shares held by such holder) to Camber in consideration for 100% of the Preferred Shares of Lineal and as a result, ownership of 100% of Lineal was transferred back to the Preferred Holders, the original owners of Lineal prior to the Merger. Additionally, all of the Series E Preferred Stock and Series F Preferred Stock of the Company was automatically cancelled and deemed redeemed by Camber and the Series F Holder waived and forgave any and all accrued dividends on the Series F Preferred Stock. The Series E Preferred Stock and Series F Preferred Stock is described in greater detail in the July 2019 Form 8-K/A.

The Redemption Agreement also provided for (a) the entry by Lineal and the Company into a new promissory note in the amount of $1,539,719, evidencing the repayment of a promissory note in the original amount of $1,050,000 provided by Lineal to Camber at the time of the closing of the Merger, together with additional amounts loaned by Camber to Lineal through December 31, 2019 (the “New Note”); (b) the loan by the Company to Lineal of an additional $800,000, which was evidenced by a promissory note in the amount of $800,000, entered into by Lineal in favor of the Company on December 31, 2019 (“Note No. 2”); and (c) the termination of the prior Plan of Merger and Funding and Loan Agreement entered into in connection therewith (pursuant to which all funds previously held in a segregated account for future Lineal acquisitions, less amounts loaned pursuant to Note No. 2, were released back to the Company).

The Redemption Agreement also requires the Company to obtain a tail directors and officers liability insurance policy for six years following the effective date of the Redemption, which must be in place prior to December 31, 2020 and provides for (i) mutual general releases by (a) Lineal, its subsidiaries, and each Preferred Holder, subject to certain limited exceptions in the event of a third-party claim and (b) the Company; (ii) non-disparagement and confidentiality obligations of the parties; and (iii) indemnification obligations, each as described in greater detail in the Redemption Agreement.

The New Note, issued by Lineal as borrower, in the amount of $1,539,719, accrues interest, payable quarterly in arrears, beginning on March 31, 2020, at 10% per annum (18% upon the occurrence of an event of default), and continuing until December 31, 2021, when all interest and principal is due. The New Note contains a provision whereby payments of principal and interest owed under the note are suspended and interest does not accrue if the Company fails to pay certain indemnification obligations under the Redemption Agreement, and if such amounts continue unpaid for 30 days, then the amount of principal and interest due under the note is offset by the amount of such unpaid obligations. The New Note contains standard and customary events of default, including cross-defaults with Note No. 2, and if a change of control of Lineal occurs (as described in the New Note) which is not pre-approved by the Company.

Note No. 2, issued by Lineal as borrower, in the amount of $800,000, accrues interest, payable quarterly in arrears, beginning on March 31, 2020, at 8% per annum (18% upon the occurrence of an event of default), and continuing until December 31, 2021, when all interest and principal is due. The New Note contains a provision whereby payments of principal and interest owed under the note are suspended and interest does not accrue if the Company fails to pay certain indemnification obligations under the Redemption Agreement, and if such amounts continue unpaid for 30 days then the amount of principal and interest due under the note is offset by the amount of such unpaid obligations (provided there is only one offset under either of the New Note and Note No. 2, with priority being given to the New Note). The New Note contains standard and customary events of default, including cross-defaults with the New Note, if a change of control of Lineal occurs (as described in the New Note) which is not pre-approved by the Company or if Lineal distributes cash or other assets to its members, other than amounts to cover taxes of the members, as described in greater detail in the New Note.

The result of the Redemption was to effectively unwind the Merger, effective as of December 31, 2019.

Director Independence

During the year ended March 31, 2019, the Board determined that 67% of the Board is independent under the definition of independence and in compliance with the listing standards of the NYSE American listing requirements. Based upon these standards, the Board has determined that Mr. Miller and Mr. Zeidman are “independent” members of the Board of Directors as defined in Section 803(A) of the NYSE American Company Guide, and Mr. Schleizer is not “independent” due to his status as an officer of the Company (see “Executive Officers”, above beginning on page 21).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2019 and through the date of this filing, were timely made.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Code of Ethics

On November 29, 2016, the Board of Directors approved and adopted an amended and restated Code of Business and Ethical Conduct (the “Revised Code”), which applies to all officers, directors and employees. The Revised Code replaced the Company’s prior Code of Ethics adopted in June 2009 and reflects, among other matters, clarifications and revisions relating to conflicts of interest, confidentiality, compliance with laws, reporting and enforcement, and other matters intended to update the Company’s Code of Ethics.

You can access our Revised Code on our website at www.camber.energy, and any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Secretary. Additionally, the Code of Ethics was filed as an exhibit to the Company’s Form 8-K dated November 29, 2016, filed with the SEC on December 5, 2016, as Exhibit 14.1 thereto.

We intend to disclose any amendments or future amendments to our Revised Code and any waivers with respect to our Revised Code granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.camber.energy within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Revised Code to any such officers or employees.

The Revised Code includes a policy on reporting illegal or unethical business or workplace conduct by employees, officers or members of the Board, which replaced our prior Whistleblower Protection Policy adopted in 2009.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

Other Matters

Our Annual Report to Stockholders on Form 10-K covering the fiscal year ended March 31, 2019, our Quarterly Reports on Form 10-Q and other information are available on our website (www.camber.energy) and may also be obtained by calling (210) 998-4035 or writing to the address below:

Camber Energy, Inc.

1415 Louisiana, Suite 3500

Houston, Texas 77002

Attn: Secretary

The persons designated to vote shares covered by our Board’s proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2021 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, not earlier than the close of business on November 11, 2020, and not later than the close of business on December 11, 2020, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2021 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after March 11, 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations for Directors

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Sincerely,

/s/ Louis G. Schott
Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

January 31, 2020

[PROXY CARD]

CAMBER ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – March 11, 2020 AT 10:00 A.M. local time
CONTROL ID:
REQUEST ID:

The undersigned stockholder of CAMBER ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around January 31, 2020, and hereby appoints Louis G. Schott and Robert Schleizer (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 annual Meeting of Stockholders of the Company, to be held on March 11, 2020 at 10:00 A.M. central standard time at 1415 Louisiana, Suite 3500, Houston, Texas 77002 and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CEI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CAMBER ENERGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHOLD
Election of Directors
	Robert Schleizer	☐	☐
	Fred S. Zeidman	☐	☐		Control ID:
	James G. Miller	☐	☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.	☐	☐	☐
Proposal 4		1 YEAR	2 YEARS	3 YEARS	Abstain
	To recommend, by non-binding vote, the frequency of holding advisory votes on compensation of the Company’s named executive officers.	☐	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Each of Proposals 2 through 3 and Proposal 5, and for “3 Years” for Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)